                                                                    EXHIBIT 10.3

                                    LAND FORM
                      REAL ESTATE PURCHASE & SALE AGREEMENT
          THIS CONTRACT CONTROLS THE TERMS OF THE SALE OF REAL PROPERTY
                     (Please read carefully before signing)


                                                                       No.  9258

          VANCOUVER , Washington ___________________, 1996

Received from SCHULER HOMES, INC. (Buyer) the sum of $ 50,000 in the form of cash of $ ___________, checks for $ 50,000, note for $ ____________, which a has been deposited with / / Selling Broker (Broker shall deposit any earnest money check only after mutual acceptance), /X/ or SEE ADDENDUM as earnest money and as a credit to Buyer on the closing of the following described real estate, which Buyer agrees to buy and Seller agrees to sell, located in CLARK, County, Washington, commonly known as SEE EXHIBIT X ATTACHED AND ADDENDUM. (Buyer and Seller authorize Broker(s) to insert, correct or attach the above legal description prior to the date of closing.)

1. PURCHASE PRICE: The total price is   THREE MILLION AND FOURTEEN THOUSAND AND
NO/100 Dollars ($ 3,014,000.00), payable as follows:

TEN THOUSAND DOLLARS OF THE ABOVE-REFERENCED EARNEST MONEY DEPOSIT SHALL BE PLACED INTO ESCROW TO BE CREATED HEREUNDER WITHIN SEVEN (7) DAYS OF MUTUAL ACCEPTANCE HEREIN, ADDITIONAL TERMS OF SALE, AND THE PAYMENT OF THE BALANCE OF THE EARNEST MONEY AND THE PURCHASE PRICE, SHALL BE SET FORTH IN THE ADDENDUM ATTACHED HERETO AND BY THIS REFERENCE MADE A PART OF THIS AGREEMENT.

2. BUYER'S REPRESENTATION: Buyer represents that Buyer has sufficient funds available to close this sale in accordance with this Agreement, and is not relying on any contingent source of funds unless otherwise set forth in this Agreement. Contingencies and continuing Marketing Addendum, if required, are attached / /.

3. TITLE: Unless otherwise specified in this Agreement, title to the property shall be marketable at closing. Rights, reservations, covenants, conditions and restrictions, presently of record, easements and encroachments, not materially affecting the value of the property or unduly interfering with Buyer's intended use of the property, shall not cause the title to be considered unmarketable. Buyer shall conclusively be deemed to have accepted the condition of the title unless Listing Broker receives notice of Buyer's objections within 10 days
(7 days if not filled in) after the preliminary commitment for title insurance is received by or made available to Buyer. Encumbrances to be discharged by Seller shall be paid by Seller on or before closing.

4. TITLE INSURANCE: Seller authorizes closing agent, at Seller's expense, to apply for a standard form owner's policy of title insurance, to be issued by CHICAGO TITLE Title Insurance Company. The title policy shall contain no exceptions other than those contained in said standard form and those not inconsistent with this Agreement. If title is not so insurable and cannot be made so insurable prior to closing, Buyer may elect either to waive such encumbrances or defects, or to terminate this Agreement and receive a refund of the earnest money. Buyer acknowledges that a standard form of title insurance does not insure the location of boundaries and that an extended form of insurance is available at additional costs to Buyer.

5. CONVEYANCE: (a) If this Agreement provides for conveying fee title, title shall be conveyed by statutory warranty deed free of encumbrances and defects except those included in this Agreement or otherwise acceptable to Buyer. (b) If this Agreement provides for a sale by a real estate contract, Seller and Buyer agree to execute a real estate contract for the balance of the purchase price on Real Estate Contract form / / LPB-44 / / LPB-45 / / Other. A copy of the contract from is attached and made a part of this Agreement. Title shall be conveyed by statutory warranty fulfillment deed upon payment in full. (c) If the property is subject to an existing contract, mortgage, deed of trust or other encumbrance which Seller is to continue to pay, Seller agrees to continue to pay in accordance with the terms of that agreement. If Seller should default under any of the terms of that agreement, Buyer shall have the right to make any payments necessary to remove the default. Any payment so made, shall be applied to the payments next falling due on the contract between Seller and Buyer. (d) If this Agreement provides for the sale and transfer of vendee's interest under an existing real estate contract, Seller shall covey Seller's interest by an assignment of contract and deed sufficient in form to convey after acquired title.

6. OTHER ITEMS: The following items are included at no additional cost: SEE ADDENDUM. The following items are not included: Crops / / are / / are not included in the sale.

7. UTILITIES: Seller represents to the best of Sellers' knowledge that the property is served by the following: /X/ public/community/private water system, / / irrigation system /X/ public sewer, / / septic system, / / other. Seller further represents to the best of Seller's knowledge that (1) the sewage system serving the property is in apparent working order, (2) the Seller has no knowledge of any needed repairs for the sewage system, (3) the sewage system will be in good working order at the time of closing, (4) during the Seller's term of ownership the private well serving the property has provided an adequate supply of household water meeting the State Department of Social and Health Services purity standards, if required, and (5) continued use of the well is authorized by a governmental permit or other established and existing water right, if required. In addition to the above, there is available to the property line: /X/ gas mains, /X/ electricity, /X/ telephone, /X/ cable tv, / / irrigation system. Shares in electric and/or water companies or associations, if any, / / are / / not included in this sale.

8. PROPERTY CONDITION: Seller represents to the best of Seller's knowledge that Seller is not aware of any material facts adversely affecting the property, except NONE

9. CLOSING: This sale shall be closed within ten (10) days after satisfaction or waiver of all contingencies, but in any event not sooner than _________, 19__, nor later than SEE ADDENDUM, 19__, by / / a qualified closing agent of Buyer's choice or / / ______________. "Closing" means the date on which all documents are recorded and the sale proceeds are available for disbursement to Seller. Buyer and Seller shall deposit with closing agent all documents and monies required to complete this sale in accordance with this agreement.

SELLER (       JEC        )   (    GC    )        BUYER (   AW    )   (     )
       -----------------------------------              ---------------------
                    Please initial                          Please initial

LAND FORM                                                                No.9258

10. CLOSING COSTS AND PRORATIONS: Seller and Buyer shall each pay customary escrow fees. Seller shall pay real estate excise tax. Taxes for the current year, homeowner's association dues, rent, interest, and water and other utility charges constituting liens shall be prorated as of closing.

11. POSSESSION: Buyer shall be entitled to possession: /X/ on closing; within _____ calendar days after closing; and Seller agrees to pay Buyer $ ____________ for each day of possession beyond closing: / / other _____________.
Broker is not responsible for the collection of rent.

12. ASSIGNMENT: Buyer's rights under this Agreement may not be assigned by Buyer without Seller's prior written consent, which consent shall not be unreasonably withheld.

13. AGENCY DISCLOSURE: At the signing of this Agreement the Selling Agent JIM SCHLATTER/STAN WILEY, INC. (insert name of selling licensee and the company name as licensed) represented the BUYER (insert Seller, Buyer, or both Seller and Buyer). The Listing Agent JIM SCHLATTER/STAN WILEY, INC. (insert name of listing licensee and company name as licensed) represented the SELLER
(insert Seller, or both Seller and Buyer). Each party signing this Agreement confirms that prior oral and/or written disclosure of agency was provided to him/her in this transaction.

14. BUYER'S USE OF PROPERTY: Notwithstanding any provisions to the contrary contained in this Agreement or addenda, the Seller and the agents make no representation, expressed or implied, regarding the suitability of the property for development or future use due to changes in government regulations. Buyer has made full and complete study of the property to Buyer's sole satisfaction and accepts the property as is.

15. FACSIMILE TRANSMISSION: Facsimile transmission of any signed original document and retransmission of any signed facsimile transmission shall be the same a transmission of an original document. At the request of either party or the Closing Agent, the parties will confirm facsimile transmitted signatures by signing an original document.

16. NON-MERGER: The terms of this Agreement shall not merge in but shall survive closing of this transaction.

17. FIRPTA COMPLIANCE: This sale may be subject to the withholding and reporting requirements of the Foreign Investment in Real Property Tax Act (FIRPTA), unless Seller furnishes to Buyer an affidavit of non-foreign status. Seller and Buyer agree to comply with FIRPTA, if applicable. Seller /X/ is / / is not a U.S. Citizen. Buyer / / is / / is not a U.S. Citizen.

18. NOTICES: Unless otherwise specified in this Agreement, any and all notices required to be given under this Agreement must be given in writing. Notices to Seller must be signed by at least one Buyer and shall be deemed to be given when actually received by or at the residence of Seller, or by or at the office of the Listing Broker. Notices to Buyer must be signed by at least one Seller and shall be deemed to be given when actually received by or at the residence of Buyer, or by or at the office of Selling Broker. Both parties must keep Brokers advised of their whereabouts. Brokers have no responsibility for notices beyond calling the party or delivering the notice to the party's last known address.

19. COMPUTATION OF TIME: Unless otherwise expressly specified herein, any period of time specified in this Agreement shall expire at 9:00 p.m. of the last calendar day of the specified period of time, unless the last day is Saturday, Sunday, or a legal holiday, as prescribed in RCW 1.16.050, in which event the specified period of time shall expire at 9:00 p.m. of the next business day.
Any specified period of seven (7) days or less shall include business days only.

20. DEFAULT/TERMINATION: If this Agreement is terminated for any reason, any costs authorized under this Agreement to be advanced from the earnest money deposit shall be deducted before the remaining earnest money is refunded to Buyer or forfeited to Seller. If a dispute should arise regarding the disbursement of any earnest money, the party holding the earnest money may interplead the funds into court. Furthermore, if either Buyer or Seller defaults, the non-defaulting party may seek specific performance or damages, and the Seller may, under some circumstances retain the earnest money as liquidated damages. However, the Seller's remedy shall be limited as follows if the paragraph below has been initialed by both parties:

          In the event the Buyer fails, without legal excuse, to complete the purchase of the Property, the earnest money deposit made by the Buyer shall be forfeited to the Seller as the sole and exclusive remedy available to the Seller for such failure. Furthermore, if the earnest money deposited exceeds five percent (5%) of the sale price, Seller may retain as liquidated damages and as Seller's sole remedy earnest money equaling only 5% of the purchase price; any additional earnest money may be refunded to Buyer. Buyer ______ ______ Seller _____
          ______

If the earnest money is forfeited as liquidated damages, said money shall be divided equally between Seller and Broker(s), not to exceed the agreed commission.

21. GENERAL PROVISIONS: Time is of the essence. There are no verbal agreements which modify this Agreement. This Agreement constitutes the full understanding between Seller and Buyer. Buyer has personally observed the property and has reached Buyer's own conclusion as to the adequacy and acceptability of the property based upon such personal inspection. Unless otherwise expressly specified herein, square footage, dimensions, and/or boundaries used in marketing the property are understood to be approximations and are not intended to be relied upon to determine the fitness or value of the property.

22. LEGAL AND TAX IMPLICATIONS: This Agreement affects your legal rights and obligations and will have tax implications. Agents are not permitted to give legal advice or tax advice. If you have any questions regarding this Agreement and the addendums, attachments, or other related documents, you should consult an attorney or tax advisor. Further, if a dispute arises regarding this transaction, the prevailing party(ies) (i.e. Buyer, Seller, or Broker) shall recover costs and reasonable attorney's fees, including those for appeals.

23. OFFER TO PURCHASE: Buyer offers to purchase the property in its present "as is" condition, on the above terms and conditions. Seller shall have until 9:00 p.m. on ___________, 19__ to accept this offer, unless sooner withdrawn. Acceptance by Seller shall not be effective until a signed copy hereof is actually received by or at the office of the Selling Broker. If this offer is not so accepted, it shall lapse and the earnest money shall be refunded to Buyer.

     STAN WILEY, INC.                            SCHULER HOMES, INC.
---------------------------------          -------------------------------------
SELLING BROKER                             BUYER

     /s/ Jim Schlatter                        /s/ by Allen West, V.P. & Gen Mgr.
---------------------------------          -------------------------------------
By  (Signature)                            BUYER   Jim Schuler, President

 828 Fort Street Mall - 4th Floor, Honolulu, Hawaii 96813
--------------------------------------------------------------------------------
Buyer's Address          (City, State, Zip)            Buyer's Phone (Home/Work)

24. ACCEPTANCE OR COUNTEROFFER: On this date, SEPTEMBER __, 1996, Seller agrees to sell the property on the terms and conditions set forth in this Agreement and further agrees to pay a commission according to the terms of the listing agreement. If the selling Broker is not the Listing Broker, the Seller agrees to pay the selling Broker 4% of the purchase price or $3,014,000, and the remainder of the commission under the terms of the listing agreement shall be paid to the Listing Broker. Seller assigns to Broker(s) a portion of the sales proceeds equal to the commission, and irrevocably authorizes and instructs the closing agent to disburse the commission directly to Broker(s) at closing. Seller acknowledges receipt of a copy of this Agreement signed by both parties. If Seller has made a counteroffer hereon or attached hereto, Buyer shall have until 5:00 p.m. on SEPTEMBER 20, 1996, to accept the counteroffer, unless sooner withdrawn. Acceptance shall not be effective until signed copy hereof is actually received by or at the office of Listing Broker. If the counteroffer is not accepted, it shall lapse and the earnest money shall be refunded to Buyer.


     STAN WILEY, INC. REAL ESTATE             COOP FAMILY LIMITED PARTNERSHIP
---------------------------------          -------------------------------------
LISTING BROKER                             SELLER

     /s/ Jim Schlatter                        /s/ John E. Coop, Jr.      9/19/96
---------------------------------          -------------------------------------
By  (Signature)                            SELLER

                                              /s/ Gordon M. Coop         9/19/96
---------------------------------          -------------------------------------
Listing Number                             Seller's Name Printed

8812 NE 11 Street Vancouver, WA    98664
--------------------------------------------------------------------------------
Seller's Address              (City, State Zip)       Seller's Phone (Home/Work)

25. RECEIPT: On this date: SEPTEMBER 20, 1996, Buyer acknowledges receipt or a copy of this Agreement signed by both parties. If Seller has made a counteroffer, Buyer accepts the Counteroffer.

                                              /s/ Allen West  V.P. & Gen Mgr.
---------------------------------          -------------------------------------
                                           Buyer  SCHULER HOMES, INC.

                                                              EXHIBIT 10.3

                                                              September 18, 1996


                                    ADDENDUM
                       TO THE PURCHASE AND SALE AGREEMENT
                                 BY AND BETWEEN
                          SCHULER HOMES, INC. AS BUYER
                                      AND
                    COOP FAMILY LIMITED PARTNERSHIP AS SELLER


1.   TERMS OF SALE:

     A.   PRICE:

          The purchase price for the 25 finished single family lots in the Village at Cedar Ridge Subdivision and the additional 90 unfinished and unbuilt single family lots shall be Three Million Fourteen Thousand Dollars ($3,014,000). $984,000 of the purchase price is attributable to the 25 finished lots, and $2,030,000 of the purchase price is attributable to the 90 unfinished lots. The property of the 90 unfinished lots will also include the property depicted in Exhibit ZZZ.

     B.   CLOSINGS:

          The property will be conveyed in two closings. The "First Closing" shall include the conveyance of the 25 finished lots in Phase I and Phase IA for $984,000 in cash. The "Second Closing" shall include the conveyance of the 90 unfinished lots in Phase II for $2,030,000 in cash.

     C.   EARNEST MONEY/DOWN PAYMENT:

          The cash earnest money deposit shall be $50,000, with $10,000 to be deposited within 7 days of mutual execution of this Agreement. The remaining $40,000 shall be deposited on or before the completion of the 30-day feasibility period.

          The entire $50,000 earnest money deposit shall become nonrefundable to
Buyer upon completion of the 30-day feasibility period.   One-half of the
earnest money deposit shall apply to the purchase price paid at the First Closing and the remaining one half shall apply to the purchase price paid at the Second Closing. Each one-half of the earnest money shall be disbursed to Seller at the respective closing, or such earlier date after the feasibility period that Buyer is in default or fails to close. All earnest money will be deposited in an interest bearing account with Chicago Title Insurance Company. Interest on earnest money shall accrue from the date of

                                    ADDENDUM
                       TO THE PURCHASE AND SALE AGREEMENT
                                 BY AND BETWEEN
                          SCHULER HOMES, INC. AS BUYER
                                      AND
                    COOP FAMILY LIMITED PARTNERSHIP AS SELLER

deposit for the benefit of Buyer through the end of the Feasibility Period, and thereafter for the benefit of the Seller.

2.   FEASIBILITY STUDY:

     This Real Estate Purchase and Sale Agreement, the contract resulting from the Seller's acceptance hereof, and the closing of the escrow to be created thereunder, are expressly contingent upon the following:

     Within 30 days of execution hereof by both Buyer and Seller, Buyer shall complete a feasibility study for developing the property. The study shall include a complete review of the property and the proposed project thereon. Buyer's decision to continue or to terminate this Agreement shall be final and entirely within Buyer's sole discretion. Buyer's election to continue this Agreement must be in writing, accompanied by the check for the remaining $40,000 of earnest money, delivered to Chicago Title, Cascade Park Office on or before the expiration of the 30-day feasibility period and deposited in the interest bearing account described in Section 1, above. Should Buyer not approve the Feasibility Study within the time frames stipulated herein, then Buyer shall have the right to void the transaction by giving written notice of termination to Seller or its agents on or before such 30th day whereupon all earnest money paid and accrued interest shall be refunded to Buyer and this Agreement shall be of no further binding effect. If no notice of acceptance or rejection is received, the condition shall be deemed failed, and this Agreement shall be deemed terminated and of no further binding effect whereupon all earnest money paid and accrued interest shall be refunded to Buyer. Buyer and Seller may not void or terminate the transaction as to one portion of the property and not as to another; acceptance or rejection of the property must be as to the entirety of the property described in Exhibit X.

     The Feasibility Study shall be completed at Buyer's expense provided Buyer shall have access to the subject property for purposes including but not limited to surveys, environmental and hazardous substance analyses, engineering and wetland reports for the subject property. Within seven days of mutual acceptance of this Agreement, Seller shall deliver to Buyer's agent copies of all studies, reports, surveys, engineering, etc. completed for the subdivision, and copies of the organizational documents of the homeowners association, and make available for review all Architectural Review Committee decisions, findings, correspondence, and all other Architectural Review Committee Documents, and make available for review all correspondence and all other documents received or prepared by the homeowners association. If pursuant to the feasibility

                                    ADDENDUM
                       TO THE PURCHASE AND SALE AGREEMENT
                                 BY AND BETWEEN
                          SCHULER HOMES, INC. AS BUYER
                                      AND
                    COOP FAMILY LIMITED PARTNERSHIP AS SELLER

study Buyer elects not to purchase the property Buyer shall return to Seller within 7 days the entire work file, including any copies made by Buyer and any originals and copies delivered to Buyer. The information previously delivered and to be delivered shall be treated by Buyer as confidential and shall not be disclosed to third parties until the second closing has occurred except under these conditions of confidentiality to Buyer's agents, contractors and architects. Buyer's feasibility contingencies, as contained herein, are intended for the sole benefit of Buyer.

     Seller agrees to provide Buyer access to said property and documents, provided Buyer agrees to hold Seller harmless from any liability arising therefrom and that upon completion of the feasibility period, Buyer will return the property to its condition preceding inspection. Buyer warrants that Buyer will act in a prudent and diligent manner in removing the contingencies outlined above.

     Notwithstanding the provisions of Section 3, Title, and Section 4, Title Insurance, of the printed Land Form attached to this Agreement, Seller shall present the preliminary title report and copies of all exceptions listed therein within ten days after mutual execution of this Agreement or as soon thereafter as possible. Buyer shall have ten days from receipt of such items to accept or reject the status of title and such exceptions in its sole discretion, and shall notify Seller in writing prior to the expiration of such period whether it accepts such title and exceptions or waives them, or whether it rejects such title or exception and is electing to terminate the Agreement, in which event all earnest money and interest thereon will be returned to Buyer. Failure to give notice will be deemed acceptance of title and exceptions.

3.   CLOSING:

     The two closings described herein shall occur in the Cascade Park Office of Chicago Title Insurance Company. The First Closing shall close within 30 days after completion of the Feasibility Study period. The second closing shall be
(i) within 60 days after completion of the 30 day Feasibility Study period, or
(ii) within seven days after City's approval of engineering as more fully described in Section 9, appropriate for the construction of Phase II described in the attached Exhibit Y, whichever is later. Seller will have no responsibility for updating or further revising such engineering after the Second Closing. Further the lot line adjustments by Seller and recording of easements will occur on or before, and are a condition precedent for the benefit of both parties to, the Second Closing.

                                    ADDENDUM
                       TO THE PURCHASE AND SALE AGREEMENT
                                 BY AND BETWEEN
                          SCHULER HOMES, INC. AS BUYER
                                      AND
                    COOP FAMILY LIMITED PARTNERSHIP AS SELLER

4.   SELLER'S COVENANTS:

     Seller covenants that from the effective date of this Agreement through the date of both closings, Seller shall not encumber nor permit encumbrance of the property without Buyer's prior written consent, nor shall Seller place or cause to be placed any exception to title beyond those existing on the date of this Agreement, except that Seller may renew or replace Seller's existing financing prior to closing provided it is released as an encumbrance at the appropriate closings. The parties agree that from the effective date of this Agreement through the date of the First Closing, Seller must complete and record the final platting of Phase 1A, and may sell or contract to sell lots as set forth in
Section 8, below.   Furthermore, from the effective date of this Agreement
through the date of the closings, Seller shall not allow waste of the subject property. Seller is not prohibited from consummating the transaction contemplated in this Agreement by any law, regulation, instrument or judgment and there are not contracts or other obligations outstanding for the exchange or transfer of the property or any portion thereof, except for a remaining obligation to Allan Crombie, which will be paid and discharged at the First Closing.

5.   PLATTING OF THE LAND:

     Seller and Buyer agree to join in any proceedings and in the execution of any forms, petitions, plats, dedications, easements or any other procedures which may be necessary or advisable in connection with the final platting of Phase 1A and Phase II, without further expense to Seller as to Phase II, and without expense to Buyer as to Phase 1A and except that (i) no final platting of Phase II will occur until after the Second Closing, and (ii) modification of the preliminary plat or conditions thereof for Phase II may be applied for only after the Second Closing. Buyer or its agents may, at anytime during the term of this Agreement, enter upon the property for purposes customarily allowed in study or preparation of land for platting, providing Buyer shall indemnify and hold Seller harmless from any liens that may arise because of Buyer's work in the real property, and shall immediately return the land to its original condition after such work, and shall give Seller at least 48 hours advanced notice of any work to be performed on the property.

6.   AG DEFERRAL TAX:

                                    ADDENDUM
                       TO THE PURCHASE AND SALE AGREEMENT
                                 BY AND BETWEEN
                          SCHULER HOMES, INC. AS BUYER
                                      AND
                    COOP FAMILY LIMITED PARTNERSHIP AS SELLER

     Any and all AG or forest, open space or similarly deferred tax or assessment due on the subject property, if any, shall be paid at closing by Seller. Payments of other real property taxes and assessments shall be prorated at the respective closing.

7.   ADDITIONAL LOTS:

     At Buyer's option to be exercised by written notice to Seller at or before the time of each of the two closings but in any event not to be exercised later than November 20, 1996, Buyer may purchase, for a purchase price of $42,800 each, any additional, finished single family lots in Phase I in the Village at Cedar Ridge subdivision other than (i) those lots which Seller has sold to or reserved for third parties by earnest money agreement, reservations or otherwise or (ii) lots which Seller has decided to hold for sale or otherwise retain. The closing of any sale under this section will be completed at either of the two closings set forth above and in any event not later than November 30, 1996.
This option will be void, even if exercised, and no closing of such a lot may occur if Buyer is in default under this Agreement or if this Agreement terminates for any reason including failure of a condition to performance. In addition no closing of a lot under this section may occur except simultaneous with or following the completion of the First Closing.

8.   SALE OF LOTS:

     Buyer agrees that Seller may at Seller's option sell up to five of the finished single family lots in Phase I identified in the attached Exhibit X during the 30-day feasibility period only. This option does not include the right to sell to parties related to Seller, including partners, shareholders in partners, family members of partners, or component related companies of Seller. If any of these lots hereby sold to Buyer are sold by Seller as evidenced by earnest money agreement at any time prior to the expiration of the 30 day feasibility period, the total purchase price and the amount to be paid at the First Closing shall be reduced by $42,800 per lot sold.

9.   ENGINEERING:

     Seller will obtain prior to the Second Closing the City's approval of the additional engineering drawings, plans and specifications required for 33 unfinished lots in Phase II mutually agreed to by Seller and Buyer and described on the attached Exhibit Y. This obligation shall include the obligation to complete the engineering drawing and plans and specifications to Seller's and Buyer's mutual agreement and obtain the City's approval of the same, for the selected 33 unfinished lots. The engineering shall be sufficient to satisfy the requirements of the City of

                                    ADDENDUM
                       TO THE PURCHASE AND SALE AGREEMENT
                                 BY AND BETWEEN
                          SCHULER HOMES, INC. AS BUYER
                                      AND
                    COOP FAMILY LIMITED PARTNERSHIP AS SELLER

Vancouver to complete construction of the selected 33 lots in Phase II of the Project. Seller shall pay for these engineering services but will not be required to pay for or obtain permits or fees for the grading, engineering or improvements, to conduct grading or construction of the engineered improvements, to do additional engineering after city approval or commencement of construction nor to obtain final platting. Seller will have no responsibility for updating or further revising such engineering after the Second Closing. The lot line adjustments described in Section 12 and the easements and other agreement described in Section 13, will be completed prior and are a condition precedent for the benefit of both parties to the Second Closing.

10.  WESTERN BOUNDARY CORRECTION:

     The boundary corrections for the west side of preliminary Lots 3, 4, 5, and 6 of Phase II will result in a correction 13 feet of depth from the depiction of the preliminary plat. The calculations and lot dimensions will be corrected by the Seller at Seller's expense and submitted to Buyer as soon as completed but no later than the expiration of the Feasibility Period. See attached
Exhibit ZZ.

11.  COMMISSION:

     The real estate commission to be paid to Stan Wiley, Inc. by Seller at each closing shall be 4% of the total sales price for the property sold in that closing. Buyer represents and warrants that it has not retained a broker or salesperson. The parties agree that Seller has engaged in the services of a commercial real estate brokers in this transaction, and Seller agrees to pay and be solely responsible for all commissions due and owing to said broker. Seller further agrees to indemnify, defend, and hold the Buyer harmless from any damages, liabilities, costs or expenses, including reasonable attorney fees, arising from or related to any such claim or proceeding brought through Seller for payment of any brokerage commission or fee based upon the transactions contemplated by this Agreement, except as may arise from the actions of Buyer.

12.  BOUNDARY DESCRIPTION:

     The Second Closing, of the 90 preliminarily approved lots in Phase II, will be by a boundary legal description of the entire parcel being sold including unimproved open spaces and undedicated roadways, but excluding the commercial parcel, multifamily parcel and homestead

                                    ADDENDUM
                       TO THE PURCHASE AND SALE AGREEMENT
                                 BY AND BETWEEN
                          SCHULER HOMES, INC. AS BUYER
                                      AND
                    COOP FAMILY LIMITED PARTNERSHIP AS SELLER

parcel as depicted on the attached Exhibit Z. Prior to the Second Closing, Seller will at Seller's expense complete three lot line adjustments to make the homestead parcel, the multifamily parcel and the commercial parcel into legal parcels as depicted on the attached Exhibit Z and complete a boundary adjustment on the westerly boundary at no expense to Buyer. These parcels will not be sold to Buyer and will not be encumbered to secure Buyer's financing. Buyer will cooperate with Seller in completing the lot line adjustments and boundary changes. The remaining parcel to be sold will be one contiguous parcel for which preliminary plat approval for 90 lots has been obtained. The lot line adjustments to create the multifamily, commercial and homestead parcels will not affect the size, shape or number of lots and open space that is represented on the preliminary corrections plat approved. At the Second Closing, the title policy will include an endorsement at Seller's expense, if available, that there is no gap between the three parcels retained by Seller and the property conveyed to Buyer.

13.  EASEMENTS:

     At or prior to the Second Closing, Seller and Buyer will execute and record perpetual, nonexclusive easements, appurtenant to and benefiting the homestead parcel, the commercial parcel and the multifamily parcel (as dominant parcels), for the purpose of providing sanitary sewer, storm sewer, water, electrical and gas service, and vehicular access to these parcels including proposed 11th Street, 87th Place, 87th Avenue and 15th Street. The easements will describe the property sold hereby as the servient parcel, and the Seller's right to use or construct and use sanitary sewer, storm sewer, and water, electrical and gas and roadway where applicable, will locate such easements within proposed roadways of Phase II and future phases and will allow for reasonable location to facilitate platting or construction. If easements are required by Buyer or Seller across Phase I or IA, these easements will be executed and recorded at the First Closing. The property conveyed to Buyer will be conveyed subject to the easements. The easements shall be located within the proposed streets of Phase II and future phases of the project in a manner mutually acceptable to Seller and Buyer and shall provide that:

     (a) Buyer will at Buyer's expense complete the installation of sanitary sewer, storm sewer, and water, connecting such systems of the Project including main lines, swales, etc., to the boundaries of the commercial parcel, and complete the improvements to 15th Street and 87th Place, described in 13(c), within nine months after the Second Closing. Buyer will at Buyer's expense complete the sanitary sewer, water, and storm water, connecting such systems of this Project including main lines, swales, etc., to the boundary of the multifamily parcel within

                                    ADDENDUM
                       TO THE PURCHASE AND SALE AGREEMENT
                                 BY AND BETWEEN
                          SCHULER HOMES, INC. AS BUYER
                                      AND
                    COOP FAMILY LIMITED PARTNERSHIP AS SELLER

          24 months after the Second Closing. Buyer will, at Seller's expense, install the stubouts from the adjacent water and sanitary sewer lines in the street to the commercial and multifamily parcels at the time the applicable adjoining roadway is constructed pursuant to this
          Section 13(a), 13(c) or 13(i). Buyer will, at SELLER'S expense, stub out sewer and water connections to the two lots comprising the homestead site from the lines being installed to serve the multifamily parcel within 24 months after the Second Closing, or by such earlier date as Buyer may install roadway in 11th Street as set forth in
          Section 13(i). Buyer's performance of obligations under Section 13(a) and 13(c) may be delayed by reason of, but only to the extent of the delay caused by, acts of God, extreme weather, unavailability of materials, strikes and labor unrest, civil disturbance, and national emergency, or building moratorium. Buyer will dedicate such completed lines to the City and Seller will promptly release easements to the extent of such dedication.

     (b) The easements shall be of sufficient width for construction, maintenance and replacement.

     (c) The location, sizing and capacity of the lines shall be sufficient, when combined with other projected loads, to accommodate at least 62 apartment units on the multifamily parcel, and 5,000 square feet of commercial retail space and eight apartments on the commercial parcel. Sizes will be determined by an agreement of Seller's and Buyer's engineers and City as part of future phase improvement plans and shown as future improvements. Buyer will construct at its expense 87th Place adjacent to the commercial parcel including its intersection with 15th Street, and NE 15th Street between 87th Place and 87th Avenue, to the full widths shown on the preliminary plats of 1994. Seller is negotiating for an agreement with adjoining landowners for the improvement of 15th Street between 87th Place and 87th Avenue, including the intersection of 15th Street with 87th Avenue. Buyer shall review this agreement during this Feasibility Period and will accept or reject the agreement at that time; it is understood that if negotiations will continue after the Feasibility Period Seller will keep Buyer continuously apprised of changes on a timely basis and consult with Buyer prior to negotiations, and Seller will accept an agreement prior to the Second Closing only with the consent of Buyer which consent will not be unreasonably delayed or withheld. The execution of such an agreement is not a condition to Buyer's performance under this Agreement. Following the Second Closing Buyer will be substituted for Seller in the

                                    ADDENDUM
                       TO THE PURCHASE AND SALE AGREEMENT
                                 BY AND BETWEEN
                          SCHULER HOMES, INC. AS BUYER
                                      AND
                    COOP FAMILY LIMITED PARTNERSHIP AS SELLER

          negotiations and conclude such negotiations. If an agreement has been concluded by the Second Closing, at the Second Closing Buyer will assume and be responsible for the proportional payment and performance which Seller would otherwise owe for that improvement. The installation of the roadway and performance by Buyer of that agreement, if any, which completes the improvements described above within the time frames set forth in Section 13(a), together with posting of the bond or letter of credit under 13(h), would satisfy Buyer's obligation to improve 15th Street.

     (d) That the easements are superior to any deed of trust, mortgage or declaration placed upon the subject property.

     (e) That Seller, its successor and assigns will not be charged late comers fees or other charges by Buyer, its successors or assigns. Seller will pay connection charges charged by the City of Vancouver upon hook up of the commercial parcel, multifamily parcel, and homestead parcel, and any systems development charge specifically assessed to the commercial parcel, multifamily parcel or homestead parcel by the City of Vancouver, and any other fees normally and routinely assessed for development by the City.

     (f) The roadway easements, including without limitation those in 15th Street and 11th Street, will provide that if the roadway is dedicated to the City, allowing reasonable access to the street for the homestead, commercial and multifamily parcels, then immediately upon completion of construction including applicable utilities under
          Section 13(a), the Seller will release its roadway easement as to the areas so dedicated. At the Second Closing, Seller agrees to deposit with Chicago Title in escrow deeds dedicating the roadways of NE 87th Place and 11th Street, respectively, to the City with instructions that the respective deed be delivered to the City if Buyer completes improvements to 11th Street or NE 87th Place and 15th Street to the 87th Avenue intersection, respectively, including utilities as set forth in Section 13(a), 13(c) or 13(i), respectively, and City accepts such improvements.

     (g) Notwithstanding the provisions of Section 13(c), if Buyer fails to construct the infrastructure within the time frame(s) set forth above, Seller may do so, at Buyer's expense, and Buyer will reimburse such expense, including reasonable

                                    ADDENDUM
                       TO THE PURCHASE AND SALE AGREEMENT
                                 BY AND BETWEEN
                          SCHULER HOMES, INC. AS BUYER
                                      AND
                    COOP FAMILY LIMITED PARTNERSHIP AS SELLER

          engineering and survey expense, construction costs and system development charges, latecomers fees, impact fees, if any, and permitting fees. If Buyer fails to construct the infrastructure within the time frames set forth above, Seller will provide the Buyer with the opportunity to obtain bids for the work with 45 days advanced notice after engineering plans are complete and approved by the City for construction, and the work will be awarded by Seller to the lowest priced, qualified bidder. A qualified bidder shall be a licensed, bonded and insured bidder who is capable of meeting project requirements in a timely manner and of good reputation in Clark County for completion of projects of this scale with good workmanship and in a timely manner.

     (h) Prior to or at the Second Closing, Buyer will provide a letter of credit or performance bond from a source reasonably acceptable to Seller in the amount of $100,000 to assure Buyer's performance of its obligations under Section 13(a), (c) and (g). The letter of credit or performance bond will be returned or released when the work is completed and accepted by the City of Vancouver and constructed in accordance with the terms of this Agreement. This dollar figure is not intended to limit the scope of Buyer's obligation. Fifty percent (50%) of the letter of credit or performance bond shall be released upon completion and dedication of the improvements in Phase II. The balance of the letter of credit or performance bond shall be released upon completion and recording of dedication of sanitary sewer and storm sewer to the multifamily parcel.

     (i) At the Second Closing Seller will create and record nonexclusive easements for vehicular access for the benefit of Phase II across those portions of the commercial parcel, multifamily parcel and homestead parcel which are within NE 11th Street, NE 15th Street, 87th Place or 87th Avenue as shown on the preliminary plats of 1994. These easements will include the applicable obligations of Buyer to improve set forth in Section 13(a), 13(c) and 13(g). Seller will construct NE 11th Street along the frontage of the multifamily parcel to full width as shown on the preliminary plats of 1994 within 24 months after the Second Closing, and cooperate in dedication of that roadway to the City. Seller's performance under this Section 13(i) may be delayed by, but only to the extent of the delay caused by acts of God, strikes and labor unrest, civil disturbance, extreme weather, national emergency or unavailability of material. To assure completion of construction of NE 11th Street, at the Second Closing Seller will provide a performance bond or

                                    ADDENDUM
                       TO THE PURCHASE AND SALE AGREEMENT
                                 BY AND BETWEEN
                          SCHULER HOMES, INC. AS BUYER
                                      AND
                    COOP FAMILY LIMITED PARTNERSHIP AS SELLER

          letter of credit from a source acceptable to Buyer in the amount of $60,000 to assure Seller's performance of its obligations under this
          Section 13(i). The letter of credit or performance bond will be returned or released when the work is completed and accepted by the City of Vancouver and constructed in accordance with the terms of this Agreement. This dollar figure is not intended to limit the scope of Seller's obligation. If Seller fails to construct the infrastructure within the time frame set forth above, or if Buyer elects to construct such infrastructure in connection with construction of infrastructure for Phase II, or if Buyer elects to construct prior to the time Seller is required to do so, Buyer may notify Seller and construct such infrastructure at Seller's expense, and Seller will reimburse such expense, including reasonable engineering and survey expense, construction costs and systems development charges, latecomers fees, impact fees, if any, and permitting fees. If Buyer so elects to complete the work at any time, Buyer will provide Seller with the opportunity to obtain bids for the work with 45 days advanced notice after engineering plans are complete and approved by the City for construction, and the work will be awarded by the Buyer to the lowest price, qualified bidder . A qualified bidder shall be a licensed, bonded and insured bidder who is capable of meeting project requirements in a timely manner, and of good reputation in Clark County for completion of projects of this scale with good workmanship and in a timely manner. Seller will dedicate the roadway immediately upon completion of such work including applicable utilities in accordance with the terms of this Agreement and acceptance by the City.

     (j) The preliminary plats for the Village at Cedar Ridge include open space as common areas within Phase I, Phase II and future phases. Seller has retained for occupants of constructed or to be constructed, residential dwellings (including single family homes, apartments, townhouses or condominium units) on the multifamily parcel, commercial parcel and homestead parcel an easement, on a parcel by parcel basis, to use such common areas regardless whether such properties are annexed to the existing CC&Rs, which easement or agreement for easement at the election of Seller may be recorded at the First Closing. The easement will provide that the owner of the parcel, for each particular constructed dwelling, must pay an annual use fee equal to one hundred percent (100%) of the regular annual assessment(s) (which may be charged in monthly installments if so charged to other owners), but not special or irregular assessments, charged by the homeowners association(s) from time to time to a homeowner residing in the

                                    ADDENDUM
                       TO THE PURCHASE AND SALE AGREEMENT
                                 BY AND BETWEEN
                          SCHULER HOMES, INC. AS BUYER
                                      AND
                    COOP FAMILY LIMITED PARTNERSHIP AS SELLER

          phase(s) in which the common area(s) is or are located. The retained easements will provide that they can be voluntarily abandoned on a parcel basis at any time, or terminated for lack of payment within a reasonable period.

14.  OUT BUILDINGS:

     Seller shall at Seller's expense remove the four out buildings including foundations on the property within three months following the Second Closing. Any out buildings which obstruct imminent construction of infrastructure for future phases will be removed by Seller upon 30 days prior written notice. Seller shall also remove any and all debris, equipment, and trash from the out buildings or from the demolition and removal of the out buildings within three months following the Second Closing so as to leave such areas in a natural condition to the reasonable satisfaction of Buyer. Seller will indemnify, defend, and hold harmless Buyer, its successors and assigns from any claims or damage for personal injury or death arising from the presence of the out buildings, and from liens or other claims, including personal injury, death or damages, arising from removal and Seller shall confirm this indemnity in writing at the Second Closing.

15.  CONTROL:

     Seller has no obligation to Buyer to make improvements to open spaces in Phase I. Upon the First Closing, Buyer assumes responsibility for the subdivision including responsibilities as the Declarant and an owner under the CC&Rs, architectural guidelines, homeowners association, and for open spaces in Phase I and Phase II. This section will specifically survive the closings. The remaining obligations to improve the open spaces in Phase I and future phases shall be only those required by the City's approval of the preliminary plat or final plat and those other improvements and commitments committed to by Seller to third party purchasers, but only to the extent that Seller has disclosed such commitments in writing to Buyer prior to the end of the Feasibility Period. Reciprocal easements and amendments to the Declaration of CC&Rs necessary to develop the second and subsequent phases of the subdivision will be recorded at the First Closing so that if for any reason the purchase of the unfinished lots does not close, the Seller, its successors and assigns may at its election develop the unfinished lots, retain full control as Declarant of the Project, including control of the homeowners association and Architectural Review Committee, and annex property to the subdivision and CC&Rs. If for any reason the Second Closing does not occur, then at Seller's option, the control as Declarant of the Project, including without limitation, control of the homeowners association and Archtechtural Review Committee and the right to annex property to the subdivision and CC&Rs, shall revert to Seller

                                    ADDENDUM
                       TO THE PURCHASE AND SALE AGREEMENT
                                 BY AND BETWEEN
                          SCHULER HOMES, INC. AS BUYER
                                      AND
                    COOP FAMILY LIMITED PARTNERSHIP AS SELLER

upon notice to Buyer.

16.  ENVIRONMENTAL:

     John Coop Sr. farmed the Property from 1947 to 1990. Coop Family Limited Partnership came into control of the Property upon the death of John Coop Sr. in 1991. Prior to that time Gordon Coop and John Coop Jr. were not involved in the day to day operations of the Property as a farm. Gordon Coop and John Coop Jr. represent to Seller that since acquiring control of the Property in 1991, they have developed no cognitive, actual knowledge of

          (i) the presence of any "Hazardous Substance" as that term is defined under both federal and state laws, on or under the Property except those that may have been used in the ordinary course of business of farming or in household uses; or

          (ii) any known spills, releases or discharges or disposal of Hazardous Substances occurring on or above ground on the Property other than those that may have occurred in the ordinary course of farming or in connection with household uses; or

          (iii) any underground storage tanks on the Property; or

          (iv) the receipt by Seller, John Coop Jr. or Gordon Coop of any written notices by federal or state agencies relating to Hazardous Substances on the Property.

     Seller and Gordon Coop and John Coop Jr. make no warranty or guarantee regarding the foregoing matters, or the condition of the Property as to such matters or other matters relating to Hazardous Substances, and further make no express or implied representation, warranty or guaranty of any kind regarding the presence of, or spills, releases, discharges or disposals of Hazardous Substances on other property or of any contamination in the groundwater on, under or about the Property. Buyer may not rely on the foregoing representations to limit the scope of its environmental review or review for Hazardous Substances under Section 3, above.

17.  INDEMNITY RELATING TO CONTROL:

                                    ADDENDUM
                       TO THE PURCHASE AND SALE AGREEMENT
                                 BY AND BETWEEN
                          SCHULER HOMES, INC. AS BUYER
                                      AND
                    COOP FAMILY LIMITED PARTNERSHIP AS SELLER

     Buyer, its successors and assigns shall indemnify, defend and hold harmless Seller, any partners, directors or officers of Seller or its component entities, and its or their successors and assigns from any claim, injury or damage claimed by owners of property in Phase I or IA arising in any manner from decisions of the Architectural Review Committee occurring after the First Closing or from breaches of the Buyer/Declarant under the Declaration of CC&Rs or Design Guidelines after the First Closing. Seller, its successors and assigns shall indemnify, defend and hold harmless Buyer, its directors and officers and its or their successors and assigns form any claim, injury or damage claimed by owners of property in Phase I or IA arising in any manner from decisions of the Architectural Review Committee occurring prior to the First Closing or from breaches of the Seller/Declarant under the Declaration of CC&Rs or Design Guidelines occurring prior to the First Closing. Should Buyer elect not to annex Phase II or future phases or any portion thereof to the existing Declaration of CC&Rs of Phase I or IA, Buyer, its successors and assigns agree to indemnify, defend and hold harmless Seller, any partners, directors or officers of Seller or its component entities, and its or their successors and assigns from any claims from third party purchasers of lots within the Subdivision based on the election not to so annex. These indemnities shall survive the closings.

18.  CONDITION:

     Seller's performance under this Agreement is expressly conditioned, to and including the thirtieth day of the Feasibility Period, upon Seller's reasonable satisfaction with terms of the easements and other documents provided for, in Sections 13 and 15 of this Addendum. If Seller terminates this Agreement, including following acceptance by Buyer, as a result of the failure of this condition, Seller will release any then nonrefundable earnest money and interest then held in escrow. Seller will give notice to Buyer prior to the thirtieth day of the Feasibility Period of its election that the condition is either satisfied or waived, or if not satisfied then that the Agreement is terminated.

19.  WELL:

     Until such time as use must cease due to construction, Seller may continue to exclusively use the well currently serving the homestead parcel. The parties will execute a nonrecorded easement at the Second Closing to confirm this use wherein Seller is responsible for the operation of the well, which shall include the obligation of Seller to indemnify, defend and hold Buyer

                                    ADDENDUM
                       TO THE PURCHASE AND SALE AGREEMENT
                                 BY AND BETWEEN
                          SCHULER HOMES, INC. AS BUYER
                                      AND
                    COOP FAMILY LIMITED PARTNERSHIP AS SELLER

harmless from any claim or damage arising from such use. In the event the well or its line to the homestead parcel obstructs imminent construction of infrastructure for a future phase, upon 30 days prior written notice in no event prior to three months after the Second Closing Seller will cease use of the well, and promptly and diligently complete proper abandonment of the well, and release easements for access to and use of the well.

20.  PREPARATIONS:

     The representations of Section 7 of the printed form of this Agreement apply only to the 25 finished lots in Phase I and Phase IA. Each party will bear its own attorney's fees in negotiating, reviewing and preparing the documentation required by Sections 13 and other portions of this Agreement, or otherwise required to close the transactions described in this Agreement.

21.  ACCEPTANCE:

     Buyer shall have until 5:00 p.m. PDT, September 20, 1996 to accept this Offer, unless sooner withdrawn by Seller. Acceptance of this Offer shall not be effective until a signed copy of this Offer is actually received by or at the office of the Selling Broker. If this Offer is not so accepted, without modification, this Offer by Seller shall terminate at 5:00 p.m. PDT, September 20, 1996.

22.  REPRESENTATIONS:

     A. Seller has previously granted to Buyer the right to inspect and make investigations in connection with the Property and shall continue to permit Buyer to make its independent inspection and investigation of the Property prior to the Closing Date. SELLER ENCOURAGES BUYER TO HAVE THE REAL PROPERTY CLOSELY INSPECTED.

     B. Seller represents and warrants to Buyer that (i) the lots sold to Buyer in Phase I and Phase IA conform to and have been constructed in accordance with all zoning and subdivision requirements of the City of Vancouver, the terms and conditions of the City's preliminary and final approvals of subdivision of such lots, and the survey and storm drainage conceptual plan dated May 2, 1994 performed by MacKay & Sposito; (ii) subdivision improvements including roads, water, sanitary sewer, storm sewer, gas, electricity, CATV and telephone in Phases I and IA conform to the engineering plans and specifications approved by the City and the appropriate

                                    ADDENDUM
                       TO THE PURCHASE AND SALE AGREEMENT
                                 BY AND BETWEEN
                          SCHULER HOMES, INC. AS BUYER
                                      AND
                    COOP FAMILY LIMITED PARTNERSHIP AS SELLER

utility company; and (iii) the preliminary plat for 90 lots in Phase II was approved in 1994 by the City; and (iv) sanitary sewer, storm sewer, water, electricity, and gas are available at a boundary of Phase II.

     C.   Except as specifically set forth in this Agreement IN SECTION 4 AND
SECTION 22B OF THIS ADDENDUM AND IN SECTION 7 OF THE PREPRINTED FORM AS MODIFIED BY THIS ADDENDUM AND EXCEPT FOR OBLIGATIONS OF SELLER EXPRESSLY SET FORTH IN THIS AGREEMENT, no warranties, guarantees or representations have been or are being made by Seller concerning the boundaries and acreage of the property, any tests, inspections or examinations of the Property or its financial and operating records, any governmental permits or approvals obtained or to be obtained in connection with Buyer's use of the Property, the suitability of the Property for Buyer's intended use, the availability of utilities and services, the applicable zoning, subdivision, building, housing and other ordinances, restrictions, laws, and regulations affecting the Property, or other matters. Except as otherwise specifically set forth in this Agreement IN SECTION 4 AND
SECTION 22B OF THIS ADDENDUM AND SECTION 7 OF THE PREPRINTED FORM AS MODIFIED BY THIS ADDENDUM, and except for obligations of Seller expressly set forth in this Agreement Buyer accepts the land, and improvements and all other aspects of the Property in their present condition, AS IS, without any representations or warranties by Seller, expressed or implied. In particular, but without limitation, Buyer has made its own independent analysis of the environmental condition of the Property, including matters relating to Hazardous Substances, and without warranty, guarantee or indemnity by Seller or John Coop Jr. or Gordon Coop, and no representation of any of them herein relating to such matters. NO AGENT, INDEPENDENT CONTRACTOR, REAL ESTATE AGENT OR EMPLOYEE OF SELLER IS AUTHORIZED TO MAKE ANY REPRESENTATION OR WARRANTY CONCERNING THE REAL PROPERTY.

                                   COOP FAMILY LIMITED PARTNERSHIP
                                   By Coop Properties, Inc.

  9/19/96                          /s/  John E. Coop, Jr.
------------                       ---------------------------------------------
   Date                            John E. Coop, Jr., President


  9/19/96                           /s/  Gordon M. Coop
------------                       ---------------------------------------------
   Date                            Gordon M. Coop, Secretary

                                    ADDENDUM
                       TO THE PURCHASE AND SALE AGREEMENT
                                 BY AND BETWEEN
                          SCHULER HOMES, INC. AS BUYER
                                      AND
                    COOP FAMILY LIMITED PARTNERSHIP AS SELLER



ACCEPTED AND AGREED TO:

SCHULER HOMES, INC.


By     /s/ Allen West                       Date      9/20/96
     --------------------------------------       -----------------
   Its: VP & Gen Mgr
        -----------------------------------